UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒        Preliminary Proxy Statement
☐        Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))
☐        Definitive Proxy Statement
☐        Definitive Additional materials
☐        Soliciting Material under Rule 14a-12

TIGER ETHANOL INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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TIGER ETHANOL INTERNATIONAL INC.
6600 Trans-Canada, Suite 519,
Pointe-Claire, Quebec, H9R 4S2
514-771-3795
January 4, 2008

To Our Stockholders:

On behalf of the Board of Directors and management of TIGER ETHANOL INTERNATIONAL INC. (the "Company"), I cordially invite you to attend a Special Meeting of TIGER ETHANOL INTERNATIONAL INC. stockholders to be held on January 18, 2008 at 14:00, local time at 6600 Trans-Canada Highway, Suite 519, Pointe-Claire, Quebec, Canada, H9R 4S2.

The matters to be considered at the meeting are as follows:

(1)   An amendment to the Company's Certificate of Incorporation to change the name of the Company from TIGER ETHANOL INTERNATIONAL INC. to TIGER RENEWABLE ENERGY LTD.

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the envelope provided.

Sincerely,

Claude Pellerin
Secretary

TIGER ETHANOL INTERNATIONAL INC.

6600 Trans-Canada, Suite 519,
Pointe-Claire, Quebec, H9R 4S2
514-771-3795

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

JANUARY 18, 2008

Notice is hereby given that a Special Meeting of Stockholders of TIGER ETHANOL INTERNATIONAL INC. (the "Company") will be held on January 18, 2008 at 14:00 local time local time, at 6600 Trans-Canada, Suite 519, Pointe-Claire, Quebec, H9R 4S2 for the purpose of considering and acting upon the following proposals:

(1)    An amendment to the Company's Certificate of Incorporation to change the name of the Company from TIGER ETHANOL INTERNATIONAL INC. to TIGER RENEWABLE ENERGY LTD.

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favour of the proposal), and at any reconvened meeting action on the proposed amendments to the Articles of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

If you were a stockholder of record at the close of business on January 3, 2008, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

By order of the Board of Directors,

Claude Pellerin
January 4, 2008	Secretary

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the return envelope enclosed, or give your proxy by telephone or over the Internet by following the instructions on the proxy card.

TIGER ETHANOL INTERNATIONAL INC.
6600 Trans-Canada, Suite 519,
Pointe-Claire, Quebec, H9R 4S2
514-771-3795

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 18, 2008

Date of the Proxy Statement – January 4, 2008

GENERAL INFORMATION
Information About the Special Meeting

The Special Meeting will be held on January18, 2008 at 14:00, local time, 6600 Trans-Canada, Suite 519, Pointe-Claire, Quebec, H9R 4S2.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because Tiger Ethanol International Inc. Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own Tiger Ethanol International Inc. Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Claude Pellerin, Tiger Ethanol International Inc. Secretary at (514) 397-0575, Ext. 228. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and which is designed to assist you in voting your shares. On or about January 4, 2008, we will begin mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on January 3, 2008.

Matters to be Voted on at the Special Meeting

(1)     An amendment to the Company's Certificate of Incorporation to change the name of the Company from TIGER ETHANOL INTERNATIONAL INC. to TIGER RENEWABLE ENERGY LTD. ("Name Change Amendment").

The Board of Directors recommends you vote FOR the name change.

Information About Voting

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card. If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed name change.

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to Tiger Ethanol International Inc. Secretary, Claude Pellerin, prior to the Special Meeting, or by submitting a later-dated proxy to us.

Each Tiger Ethanol International Inc. common share and preferred share is entitled to one vote. As of the record date, January 3, 2008, there were 18,382,750  shares of Common Stock outstanding. A majority of the outstanding shares of common stock must approve of the proposals in order for them to pass.

Information Regarding Tabulation of the Vote

Tiger Ethanol International Inc. will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Dissenter's Rights

The Nevada General Corporation Law does not provide for dissenters' rights in connection with any of the actions described in this Proxy Statement, and we will not provide stockholders with any such right independently.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Bylaws, holders of Common Stock entitled to exercise a majority of the voting power of the Company, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by holders of a majority of the outstanding Common Stock will be required to approve the amendment to change the name of the Company from TIGER ETHANOL INTERNATIONAL INC. to TIGER RENEWABLE ENERGY LTD.

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of January 3, 2008, there were 17 holders of record of outstanding shares of Common Stock.

Revocation of Proxies

If you give a proxy, you may revoke it at any time before it is exercised by giving notice to Tiger Ethanol International Inc. in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to us.

Costs of Proxy Solicitation

Tiger Ethanol International Inc will pay all the costs of soliciting these proxies. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of Tiger Ethanol International Inc. Tiger Ethanol International Inc will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses.

Effective Date

If the proposal for amending the corporate name is approved by the Company Stockholders, the corporate name change will be effectuted within ten business days following such approval.

Stock Certificates

If the proposal for amending the corporate name is approved, mandatory surrender of certificates will not be required.  Stockholders of the Company may at their discretion exchange their respective stock certificates with the Company’s transfer agent for new stock certificates in the new name of the Company. Stock certificates issued in the prior name of the Company will continue to be honored by the Company and its transfer agent.

INFORMATION ABOUT TIGER ETHANOL INTERNATIONAL INC
COMMON SHARE OWNERSHIP

Beneficial Ownership of Shares

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 3, 2008 of each officer and director and by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common and/or preferred stock.

Where the Number of Shares Beneficially Owned includes shares which presently exercisable options may be purchased upon the exercise of outstanding stock options which are or within sixty days will become exercisable ("presently exercisable options") the percentage of class reported in this column has been calculated assuming the exercise of such.

Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Shares	Options and Warrants (1)	Total (1)	Percentage of Shares Outstanding (1)
Five Percent Stockholders
Gallant Energy International Inc. (2) 6600 Trans-Canada, suite 519, Pointe-Claire, Quebec, Canada H9R 4S2	5,000,000	0	5,000,000	27.2%
Capex Investments Limited (3) Suite7a, 75 Wyndham Street, Central, Hong Kong	1,500,000	0	1,500,000	8.2%
Capinvest LLC P.O. Box 556, Hunkins Plaza, Mainstreet, Charlestown, Nevis	750,000	375,000	1,125,000	6.12%
Adagio Marine Inc. N-9934, Second Floor Ansbaher House, Shirley and East Street Nassau, Bahamas	750,000	375,000	1,125,000	6.12%
Executive Officers and Directors
James Pak Chiu Leung (4) Chief Executive Officer and Director	5,510,000	5,000	5,515,000	30%
Michel St-Pierre Chief Financial Officer	0	0	0	*
Claude Pellerin Secretary	62,020	5,000	67,020	*
Guy Chevrette (5) Director	600,000	90,000	690,000	3.75%
Arthur Rawl Chairman of the Board	0	130,000	130,000	*
Naim Kosaric Director	60,000	15,000	75,000	*
All officers and directors as group (6 persons) (6):	6,232,020	245,000	6,477,020	35.22%

* Indicates holdings of less than 1%.

The mailing address for each of the listed individual officers and directors is c/o Tiger Ethanol International Inc., 6600 Trans-Canada, Suite 519, Pointe-Claire, Quebec H9R 4S2, Canada.

(1)
Includes options and warrants exercisable as of the date hereof or within 60 days hereafter. The Company is unaware of any pledges of any shares, options or warrants by any of the individuals or entities listed above.

(2)
5,000,000 shares of the Company’s common stock are held by Gallant Energy International Inc. (“Gallant”). All of the owners of Gallant were parties to a Securities Purchase Agreement described in further detail below. The ownership of Gallant is as follows: 50% by Capex Investments Limited, 15% by Sun Rich International Limited, 20% by Fiducie Chevrette, 5% by Lai Yin Cheung and 10% by Gaetan Leonard. Mr. James Leung is the President and Chief Executive Officer of both Gallant and the Company, and is the sole person who exercises voting and investment control over the securities held by Gallant. As such, Mr. Leung may be deemed to be the beneficial owner of securities of the Company owned by Gallant. None of the other shareholders of Gallant have the power to vote or dispose of the Company securities held by Gallant.

(3)
1,500,000 shares of the Company’s common stock are held by Capex Investments Limited (“Capex”). Mr. Robert Clarke, President and Sole Director of Capex, has voting and investment control over the securities held by Capex, and is therefore deemed to be the beneficial owner of such securities.

(4)
450,000 shares of the Company’s common stock are held by Sun Rich International Limited, a corporation owned by Mr. Leung and his wife. Mr. Leung is the President and Chief Executive Officer of Gallant with sole power to vote and dispose of 5 million shares. All such shares may be deemed to be beneficially owned by James Pak Chiu Leung.

(5)	600,000 share of the Company’s common stock are held by Fiducie Chevrette, a trust which Mr. Chevrette is a beneficiary of. These shares may be deemed to be beneficially owned by Mr. Chevrette.

(6)	Includes 5 million shares owned by Gallant, of which Mr. Leung is the President and Chief Executive Officer, and has sole power to vote and dispose of such shares.

Change in Control

At the present time, there are no arrangements which may result in a change of control of the Company.

Where You Can Find More Information

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information the Company files at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the Securities and Exchange Commission are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.”

PROPOSAL NUMBER 1

CHANGE THE NAME OF THE COMPANY FROM
TIGER ETHANOL INTERNATIONAL INC.

TO

TIGER RENEWABLE ENERGY LTD.

The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation to Change the Name of the Company to TIGER RENEWABLE ENERGY LTD.

Reason for the Proposal

We have operated under the name of TIGER ETHANOL INTERNATIONAL INC. We believe that TIGER RENEWABLE ENERGY LTD. is more indicative of the business we intend to engage in the future.

The Board of Directors recommends a vote FOR the proposal to amended the Articles of Incorporation and change the name of the Company from TIGER ETHANOL INTERNATIONAL INC. to TIGER RENEWABLE ENERGY LTD.

By order of the Board of Directors,

Claude Pellerin
Secretary

[Front of Proxy Card]

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF
TIGER ETHANOL INTERNATIONAL INC.

JANUARY 18, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of Tiger Ethanol International Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby appoints James Pak Chiu Leung and Michel St-Pierre as proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the common stock of Tiger Ethanol International Inc. held of record by the undersigned on January 18, 2008 at the Special Meeting of Stockholders to be held January 18, 2008 and any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

Please complete, date, sign and mail your proxy card in the postage-paid envelope provided as soon as possible.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

[Back of Proxy Card]

PROPOSAL NUMBER 1

Proposal to amend TIGER ETHANOL INTERNATIONAL INC. Articles of Incorporation to change its name from TIGER ETHANOL INTERNATIONAL INC. to TIGER RENEWABLE ENERGY LTD..

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear hereon. When shares are held jointly, each older should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.